UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                   811-00505
                                    ------------------------------------------

                            Philadelphia Fund, Inc.
------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

          1200 North Federal Highway, Suite 424, Boca Raton, FL 33432
------------------------------------------------------------------------------
          (Address of principal executive offices)          (Zip code)

                         Baxter Financial Corporation
          1200 North Federal Highway, Suite 424, Boca Raton, FL 33432
------------------------------------------------------------------------------
                   (Name and address of agent for service)

Registrant's telephone number, including area code: (561) 395-2155
                                                   ---------------------------

Date of fiscal year end:   November 30, 2009
                         -----------------------------------------------------

Date of reporting period:  December 1, 2008 - May 31, 2009
                         -----------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

                            PHILADELPHIA FUND, INC.
                                  (Unaudited)

PRESIDENT'S LETTER - July 8, 2009

Dear shareholders,

   The June jobs report from the U.S. Labor Department showed the economy was still shedding jobs. Job losses totaled 467,000 last month and the unemployment rate rose to 9.5 percent from 9.4 percent. Another statistic, the average work week, came in at 33 hours, the lowest since the data began to be collected 45 years ago.

   In evaluating these statistics, one can imagine the pain many families are feeling. Unemployment is a lagging indicator of economic activity, and often improves only after the economy has improved. We hope we are seeing the bottom.

   However, there are positive signs on the horizon. Durable goods orders rose
1.8 percent in May, and pending home sales rose in May for the fourth straight month. The Institute of Supply Management said its manufacturing index posted a
44.8 reading in June, the best showing since before the financial crisis began in September of last year.

   In the first six months of this fiscal year we made only one change to the portfolio; we sold our position in Deere & Company. This reflected our belief that financing for equipment purchases was tight and prices for agricultural products would decline. We are holding 14.2 percent of the fund's assets in short term money instruments for new opportunities.

   I want to update you on the proposed reorganization of the fund into WHG LargeCap Value Fund ("the WHG Fund"), a series of The Advisors' Inner Circle Fund, which was described in a special mailing to shareholders in April. The Board of Directors of your fund voted unanimously in favor of this action. The decision is a poignant one for us, but we believe it will benefit shareholders by continuing excellent management and by limiting shareholder expenses.

   The WHG Fund is in the process of obtaining assurances from the Internal Revenue Service that the fund reorganization can be accomplished on a tax-free basis, which is expected shortly. Following this determination, shareholders of the Philadelphia Fund will receive a proxy statement and ballot for a meeting of fund shareholders to approve the reorganization. Unless unforeseen complications arise, you will receive a proxy statement and ballot in the next few months for the shareholder meeting later this year.


                                             Very truly yours,
                                             /s/ Donald H. Baxter
                                             Donald H. Baxter
                                             President

  ----------------------------------------------------------------------------

   Mutual fund investing involves risk, including possible loss of principal.
           Past performance is not predictive of future performance.

                            PHILADELPHIA FUND, INC.
                                  (Unaudited)

PORTFOLIO SUMMARY BY INDUSTRY - MAY 31, 2009

                          % of Total                                % of Total
                          Net Assets                                Net Assets
                          ----------                                ----------
Electric Utilities            17.9%    Retail Discount                  5.0%
Short-Term Corporate Notes    14.2     Pharmaceuticals                  4.4
Personal & Household Products 10.5     Food Processing                  4.3
Telecommunications             7.7     Chemicals-Diversified            4.2
Soft Drinks                    5.9     Banks                            3.1
Restaurants                    5.9     Natural Gas Utilities            2.3
Oil & Gas Operations           5.6     Natural Gas Distribution         1.6
Insurance                      5.0     Health Care Plans                1.6
                                                                      -----
                                       Total Investments               99.2
                                       Other Assets Less Liabilities    0.8
                                                                      -----
                                       Total Net Assets               100.0%
                                                                      =====

                            PHILADELPHIA FUND, INC.
                                  (Unaudited)

PORTFOLIO OF INVESTMENTS - MAY 31, 2009

Shares                                                               Value
-------                                                          -------------
                              COMMON STOCKS-85.0%

                                   BANKS-3.1%
 60,000   Wells Fargo & Co.  . . . . . . . . . . . . . . . . .   $   1,530,000
                                                                 -------------
                           CHEMICALS-DIVERSIFIED-4.2%
120,000   Dow Chemical Co.   . . . . . . . . . . . . . . . . .       2,121,600
                                                                 -------------
                            ELECTRIC UTILITIES-17.9%
 30,000   American Electric Power Co., Inc.  . . . . . . . . .         790,200
124,800   Duke Energy Corp.  . . . . . . . . . . . . . . . . .       1,765,920
 25,000   FirstEnergy Corp.  . . . . . . . . . . . . . . . . .         944,750
 70,000   Progress Energy, Inc.  . . . . . . . . . . . . . . .       2,485,700
140,000   TECO Energy, Inc.  . . . . . . . . . . . . . . . . .       1,570,800
 50,000   Southern Company . . . . . . . . . . . . . . . . . .       1,420,500
                                                                 -------------
                                                                     8,977,870
                                                                 -------------
                             FOOD PROCESSING-4.3%
 50,000   Kellogg Co.  . . . . . . . . . . . . . . . . . . . .       2,162,500
                                                                 -------------
                             HEALTHCARE PLANS-1.6%
 30,000   UnitedHealth Group Inc.  . . . . . . . . . . . . . .         798,000
                                                                 -------------
                                 INSURANCE-5.0%
 80,000   MetLife, Inc.  . . . . . . . . . . . . . . . . . . .       2,520,000
                                                                 -------------
                         NATURAL GAS DISTRIBUTION-1.6%
 50,000   Spectra Energy Corp.   . . . . . . . . . . . . . . .         802,500
                                                                 -------------
                           NATURAL GAS UTILITIES-2.3%
 25,000   Sempra Energy  . . . . . . . . . . . . . . . . . . .       1,142,000
                                                                 -------------
                           OIL & GAS OPERATIONS-5.6%
 15,000   Chevron Corporation  . . . . . . . . . . . . . . . .       1,000,050
 25,000   Marathon Oil Corp.   . . . . . . . . . . . . . . . .         797,000
 15,000   Occidental Petroleum Corp.   . . . . . . . . . . . .       1,006,650
                                                                 -------------
                                                                     2,803,700
                                                                 -------------
                      PERSONAL & HOUSEHOLD PRODUCTS-10.5%
 40,000   Colgate-Palmolive Company  . . . . . . . . . . . . .       2,638,000
 50,000   Procter & Gamble Company . . . . . . . . . . . . . .       2,597,000
                                                                 -------------
                                                                     5,235,000
                                                                 -------------

Shares                                                               Value
-------                                                          -------------
                              PHARMACEUTICALS-4.4%
 40,000   Johnson & Johnson  . . . . . . . . . . . . . . . . .   $   2,206,400
                                                                 -------------
                                RESTAURANTS-5.9%
 50,000   McDonald's Corp.   . . . . . . . . . . . . . . . . .       2,949,500
                                                                 -------------
                              RETAIL DISCOUNT-5.0%
 50,000   Wal-Mart Stores, Inc.  . . . . . . . . . . . . . . .       2,487,000
                                                                 -------------
                                SOFT DRINKS-5.9%
 60,000   Coca-Cola Company  . . . . . . . . . . . . . . . . .       2,949,600
                                                                 -------------
                            TELECOMMUNICATIONS-7.7%
 80,000   AT&T Inc.  . . . . . . . . . . . . . . . . . . . . .       1,487,400
 80,000   Verizon Communications Inc.  . . . . . . . . . . . .       2,340,800
                                                                 -------------
                                                                     3,828,200
                                                                 -------------

Total Value of Common Stocks (cost $45,813,703)  . . . . . . .      42,513,870
                                                                 -------------





Principal
 Amount
---------
                       SHORT-TERM CORPORATE NOTES-14.2%
$2,200M   American Express Credit Corp.,
            0.304%, due 06/05/2009 . . . . . . . . . . . . . .       2,199,927
 1,000M   General Electric Capital Corp.,
            0.051%, due 06/01/2009 . . . . . . . . . . . . . .       1,000,000
 1,900M   HSBC Finance Corp.,
            0.183%, due 06/12/2009 . . . . . . . . . . . . . .       1,899,895
 2,000M   U.S. Bancorp,
            0.120%, due 06/15/2009 . . . . . . . . . . . . . .       2,000,000
                                                                 -------------
Total Value of Short-Term Corporate Notes (cost $7,099,822). .       7,099,822
                                                                 -------------

Total Value of Investments (cost $52,913,525) . . . . .  99.2%      49,613,692

Other Assets Less Liabilities . . . . . . . . . . . . .   0.8          383,765
                                                        -----    -------------
Net Assets  . . . . . . . . . . . . . . . . . . . . . . 100.0%   $  49,997,457
                                                        =====    -------------
# Aggregate cost for tax purposes is $52,913,525.


                       See notes to financial statements

                            PHILADELPHIA FUND, INC.
                                  (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES - MAY 31, 2009

ASSETS
   Investments in securities, at value
    (identified cost $52,913,525) (Note 1A) . . . .             $49,613,692
   Cash . . . . . . . . . . . . . . . . . . . . . .                 290,182
   Dividends and interest receivable  . . . . . . .                 158,125
   Other assets . . . . . . . . . . . . . . . . . .                  10,358
                                                                -----------
      TOTAL ASSETS  . . . . . . . . . . . . . . . .              50,072,357

LIABILITIES
   Payables:
    Capital shares redeemed . . . . . . . . . . . . $ 5,912
   Accrued advisory, administrative and
     12b-1 fees . . . . . . . . . . . . . . . . . .  47,321
   Other accrued expenses . . . . . . . . . . . . .  21,667
                                                    -------
      TOTAL LIABILITIES . . . . . . . . . . . . . .                  74,900
                                                                -----------

NET ASSETS  . . . . . . . . . . . . . . . . . . . .             $49,997,457
                                                                ===========

NET ASSETS CONSIST OF:
   Capital paid-in  . . . . . . . . . . . . . . . .             $54,077,673
   Undistributed net investment income  . . . . . .                 213,240
   Accumulated net realized loss on investments . .                (993,623)
   Net unrealized depreciation in value of
    investments . . . . . . . . . . . . . . . . . .              (3,299,833)
                                                                -----------

NET ASSETS for 10,646,223 shares outstanding  . . .             $49,997,457
                                                                ===========

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
 PRICE PER SHARE ($49,997,457 / 10,646,223 shares).                   $4.70
                                                                      =====


                       See notes to financial statements

                            PHILADELPHIA FUND, INC.
                                  (Unaudited)

STATEMENT OF OPERATIONS - SIX MONTHS ENDED MAY 31, 2009

INVESTMENT INCOME
   Dividends . . . . . . . . . . . . . . . . $   865,408
   Interest  . . . . . . . . . . . . . . . .       6,157
                                             -----------
      Total income . . . . . . . . . . . . .                  $   871,565

EXPENSES:
   Investment advisory fee . . . . . . . . .     184,024
   Administrative fee  . . . . . . . . . . .      61,341
   Professional fees . . . . . . . . . . . .      42,155
   Distribution plan expenses  . . . . . . .      36,805
   Director fees and expenses  . . . . . . .      25,512
   Transfer agent and dividend disbursing
    agent's fees and expenses  . . . . . . .      19,381
   Fund accounting agent's fees  . . . . . .      18,268
   Custodian fees  . . . . . . . . . . . . .      10,973
   Registration expenses . . . . . . . . . .       9,220
   Reports and notices to shareholders . . .       8,646
   Chief compliance officer fees . . . . . .       8,457
   Other expenses  . . . . . . . . . . . . .      19,324
                                             -----------

      Total Expenses . . . . . . . . . . . .     444,106
      Less: Fees paid indirectly . . . . . .       2,728
                                             -----------
      Net Expenses . . . . . . . . . . . . .                      441,378
                                                              -----------
      Net Investment Income  . . . . . . . .                      430,187

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
   Net realized loss on investments  . . . .    (993,551)
   Net unrealized depreciation of
    investments  . . . . . . . . . . . . . .  (2,206,945)
                                             -----------
      Net loss on investments  . . . . . . .                   (3,200,496)
                                                              -----------

NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS  . . . . . . . . . . . . . . . .                  $(2,770,309)
                                                              ===========




                       See notes to financial statements

                            PHILADELPHIA FUND, INC.
                                  (Unaudited)

STATEMENT OF CHANGES IN NET ASSETS
                                                   Six Months
                                                      Ended       Year Ended
                                                     May 31,     November 30,
                                                      2009          2008
                                                  -------------  ------------

INCREASE (DECREASE) IN NET ASSETS:
   OPERATIONS
    Net investment income . . . . . . . . . . .   $     430,187  $  1,155,702
    Net realized gain (loss) on investments . .        (993,551)       98,716
    Net unrealized depreciation of
     investments. . . . . . . . . . . . . . . .      (2,206,945)  (20,279,722)
                                                  -------------  ------------
       Net decrease in net assets resulting
        from operations  . . . . . . .  . . . .      (2,770,309)  (19,025,304)

   DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income ($0.0497 and $0.105
     per share, respectively) . . . . . . . . .        (547,621)   (1,177,729)
    Net realized gain on investments ($0.0086
     and $1.456 per share, respectively)  . . .         (95,866)  (14,917,477)
                                                  -------------  ------------
       Net decrease in net assets resulting
        from distributions to shareholders  . .        (643,487)  (16,095,206)

   CAPITAL SHARE TRANSACTIONS
    Increase (decrease) in net assets
     resulting from capital share
     transactions (Note 2)  . . . . . . . . . .      (2,559,037)    6,867,064
                                                  -------------  ------------
       Net decrease in net assets . . . . . . .      (5,972,833)  (28,253,446)

   NET ASSETS
    Beginning of year . . . . . . . . . . . . .      55,970,290    84,223,736
                                                  -------------  ------------

    End of period (including undistributed net
     investment income of $213,239 and
     $330,674, respectively)  . . . . . . . . .     $49,997,457  $ 55,970,290
                                                  =============  ============


                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES
    Philadelphia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund's investment objective is to achieve long-term growth of capital and income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    A. Security Valuation - securities listed on national exchanges are valued at the closing sales price while securities trading on the NASDAQ National Market are valued at the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair values as determined in accordance with procedures approved by the Board of Directors. Short-term obligations acquired at par are stated at cost which, when combined with interest receivable,

                            PHILADELPHIA FUND, INC.
                                  (Unaudited)

NOTES TO FINANCIAL STATEMENTS (Continued)

approximates fair value. Short-term obligations acquired at a discount are stated at amortized cost which approximates fair value.

    In September 2006, the Financial Accounting Standards Board issued Statement of Account Standards No. 157, "Fair Value Measurements" ("SFAS 157"). SFAS 157 defines fair value, establishes a frame work for measuring fair value under GAAP, and expands disclosure about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Application of SFAS 157 is effective for the Fund.

    Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    [BULLET] Level 1 - quoted prices in active markets for identical securities,
    [BULLET] Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and
    [BULLET] Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

    The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term securities with maturities of 60 days or less are valued at amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

    The following is a summary of the inputs used to value the Fund's investments as of May 31, 2009:

    Valuation Inputs                                Investments in Securities
    ----------------                                -------------------------
    Level 1 - Quoted prices . . . . . . . . . . . .         $42,513,870
    Level 2 - Other significant observable inputs .           7,099,822
    Level 3 - Significant unobservable inputs . . .                  -
                                                            -----------
      Total . . . . . . . . . . . . . . . . . . . .         $49,613,692
                                                            ===========

    B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve the Fund from all, or substantially all, such taxes.

    C. Distributions to Shareholders - the Fund distributes its net investment income quarterly and net realized gains annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the six months ended May 31, 2009 and the year ended November 30, 2008, there were no differences between book and tax basis distributions.

    D. Use of Estimates - the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual amounts could differ from those estimates.

                            PHILADELPHIA FUND, INC.
                                  (Unaudited)

NOTES TO FINANCIAL STATEMENTS (Continued)

    E. Other - the Fund records security transactions on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis and includes accretion of discounts. Estimated expenses are accrued daily.

    The Fund indemnifies its officers and directors for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK
    As of May 31, 2009, 30,000,000 shares of $1.00 par value capital stock were authorized. Transactions in shares of capital stock were as follows:

                               Six Months Ended             Year Ended
                                 May 31, 2009            November 30, 2008
                           ------------------------    ----------------------
                             Shares       Amount         Shares     Amount
                           ----------   -----------    ---------  -----------
Shares sold . . . . . . . .    15,501   $    70,856       63,050  $   271,863
Shares issued in
 reinvestment of
 distributions  . . . . . .   114,455       534,645    2,030,538   13,545,414
Shares redeemed . . . . . .  (684,430)   (3,164,538)  (1,181,216)  (6,950,213)
                           ----------   -----------    ---------  -----------
 Net increase (decrease). .  (554,474)  $(2,559,037)     912,372  $ 6,867,064
                           ==========   ===========    =========  ===========

3. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
    Baxter Financial Corporation (BFC) is the investment advisor and the administrator of the Fund. Certain officers and a director of the Fund are also officers and a director of BFC.

    As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and .50% of net assets in excess of $400 million.

    As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

    Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

    During the six months ended May 31, 2009, directors of the Fund who are not affiliated with BFC received directors' fees aggregating $25,512. The Fund's custodian provided credits in the amount of $2,728 against custodian charges based on the uninvested cash balances of the Fund. A director and former officer of the Fund received a monthly pension from the Fund which amounted to $6,250 for the above six-month period.

    The Fund's Chief Compliance Officer (CCO) is also an employee of BFC, and a Vice President of the Fund. For the six months ended May 31, 2009, the Fund's CCO salary expense amounted to $8,457.

4. INVESTMENT TRANSACTIONS
    For the six months ended May 31, 2009, purchases and sales of securities (other than U.S. Government obligations and short-term notes) aggregated $0 and $1,858,564, respectively. The specific identification method is used to determine cost basis when calculating realized gains and losses.

                            PHILADELPHIA FUND, INC.
                                  (Unaudited)

NOTES TO FINANCIAL STATEMENTS (Continued)

5. DISTRIBUTION PLAN
    Pursuant to an amended Distribution Plan adopted under rule 12b-1 of the Investment Company Act of 1940, the Fund may pay a fee in an amount up to .50% of the Fund's average net assets calculated monthly. A component of the 12b-1 fee (.25% of the Fund's average net assets) is paid to BFC for providing shareholder services, which include advice and information regarding:
share accounts; applications; use of the prototype retirement plans of the Fund; assistance with questions regarding the Fund's transfer agent, as well as other information and services. At its discretion, BFC may make payments to registered broker-dealers and members of the Financial Industry Regulatory Authority ("FINRA") for providing Fund shareholders with similar services.

    The remainder of the 12b-1 fee may be used to pay brokers and dealers which enter into agreements with BFC or which provide sales, promotional, or advertising services to the Fund, and to pay for other distribution, advertising, registration and promotional expenses associated with the sale of Fund shares.

    Until further notice, BFC has agreed to reduce the Fund's 12b-1 fees to ..15% of the Fund's average net assets.

6. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS
    The Fund's tax-basis capital gains and losses are determined only at the end of each fiscal year.

    As of November 30, 2008, the components of net assets on a tax basis were as follows:

       Undistributed income . . . . . . . . . . . . $   330,674
       Undistributed long-term gain . . . . . . . .      95,794
       Gross unrealized appreciation  . . . . . . .   4,956,915
       Gross unrealized depreciation  . . . . . . .  (6,049,803)
       Capital paid-in  . . . . . . . . . . . . . .  56,636,710
                                                    -----------
       Total  . . . . . . . . . . . . . . . . . . . $55,970,290
                                                    ===========

    At May 31, 2009, net unrealized depreciation of investment securities for tax purposes was $3,299,833 consisting of $4,077,126 gross unrealized appreciation and $7,376,959 gross unrealized depreciation.

    In July 2006, the Financial Accounting Standards Board issued interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. The Fund implemented FIN 48 on May 31, 2008. Based on management's analysis of the Fund's tax positions taken on federal income tax returns for all open tax years (November 30, 2006-May 31, 2009), the adoption of FIN 48 did not have a material impact on the financial statements.

7. PROPOSED REORGANIZATION
    On April 16, 2009, the Board of Directors (the "Board") of the Fund unanimously approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") between the Fund and The Advisors' Inner Circle Fund, a Massachusetts business trust, with respect to its series, the WHG LargeCap Value Fund (the "WHG Fund"). The Reorganization Agreement provides for: (a) the transfer of the assets and stated liabilities of the Fund to the WHG Fund, in exchange for Institutional Shares of the WHG Fund; (b) the distribution of the Institutional Shares of the WHG Fund pro rata by the Fund to its shareholders, in complete liquidation of the Fund; and (c) the deregistration under the Investment Company Act of 1940, and dissolution under state law of the Fund.

                            PHILADELPHIA FUND, INC.
                                  (Unaudited)

NOTES TO FINANCIAL STATEMENTS (Continued)

    The decision of the Board to reorganize the Fund is subject to shareholder approval, and the proposed Reorganization Agreement will be submitted to shareholders of the Fund for their approval at a special meeting of shareholders, which is anticipated to be held during the fourth quarter of 2009. A combined Prospectus/Proxy Statement that contains more information about the reorganization and the WHG Fund will be mailed to shareholders of the Fund in advance of the special meeting of shareholders. If the reorganization is approved by shareholders, it is expected that the reorganization also will occur in the fourth quarter of 2009.

                              FINANCIAL HIGHLIGHTS
       (For a Share of Capital Stock Outstanding Throughout Each Period)
                                  (Unaudited)



                                    Six Months         Year Ended November 30,
                                      Ended      --------------------------------------
SELECTED PER-SHARE DATA            May 31, 2009   2008    2007    2006    2005    2004
-----------------------            ------------  ------  ------  ------  ------  ------
Net Asset Value, Beginning
 of Year . . . . . . . . . . . . . .  $ 5.00     $ 8.19  $ 7.97  $ 8.03  $ 7.80  $ 6.51
                                      ------     ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS
Net Investment Income  . . . . . . .    0.04       0.10    0.12    0.15    0.13    0.11
Net Realized and Unrealized Gain
 (Loss)on Investments  . . . . . . .   (0.28)     (1.72)   0.54    0.70    0.59    1.39
                                      ------     ------  ------  ------  ------  ------
Total From Investment Operations . .   (0.24)     (1.62)   0.66    0.85    0.72    1.50
                                      ------     ------  ------  ------  ------  ------
LESS DISTRIBUTIONS FROM:
Net Investment Income  . . . . . . .    0.05       0.11    0.15    0.13    0.11    0.13
Net Realized Gains . . . . . . . . .    0.01       1.46    0.29    0.78    0.38    0.08
                                      ------     ------  ------  ------  ------  ------
Total Distributions  . . . . . . . .    0.06       1.57    0.44    0.91    0.49    0.21
                                      ------     ------  ------  ------  ------  ------
Net Asset Value, End of Period . . .  $ 4.70     $ 5.00  $ 8.19  $ 7.97  $ 8.03  $ 7.80
                                      ======     ======  ======  ======  ======  ======
TOTAL RETURN (%) . . . . . . . . . .   (4.82)**  (24.51)   8.54   11.74    9.59   23.43
------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period
(in thousands) . . . . . . . . . . .  $49,997    $55,970 $84,224 $85,883 $85,984 $84,875

Ratio to Average Net Assets:
 Expenses (%)  . . . . . . . . . . .    1.80(a)    1.57    1.50    1.49    1.52    1.52
 Net Investment Income (%) . . . . .    1.74(a)    1.68    1.54    1.96    1.64    1.56

Portfolio Turnover Rate (%)  . . . .       0         51      59      33      26      44

(a) Annualized
** Not annualized

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.
                                  (Unaudited)

INFORMATION ABOUT YOUR FUND'S EXPENSES - For the six months ended May 31, 2009.

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire semi-annual period, December 1, 2008 through May 31, 2009. This table illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to provide examples of expenses calculated and based on an assumed 5% annual return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Philadelphia Fund does not charge any sales loads, redemption fees, or exchange fees, but these fees may be present in other funds to which you compare the Fund. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                         BEGINNING       ENDING
                       ACCOUNT VALUE  ACCOUNT VALUE   EXPENSE   EXPENSES PAID
                         12/01/08       05/31/09       RATIO    DURING PERIOD#
                       -------------  -------------   -------   --------------

Actual Fund Return*  . .   $1,000       $  951.80       1.80%(a)      $8.76
Hypothetical 5% Return .   $1,000       $1,015.96       1.80%(a)      $9.05

* The actual total return for the six-month period ended May 31, 2009 was -4.82%. The actual total return figure assumes the reinvestment of all dividends and capital gain distributions, if any.

# Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
(a) Annualized

                            PHILADELPHIA FUND, INC.
                                  (Unaudited)

REVIEW AND APPROVAL OF THE FUND'S INVESTMENT ADVISORY AGREEMENT

When making its decision to renew the Fund's Investment Advisory Agreement (the "Advisory Agreement") with Baxter Financial Corporation ("BFC" or the "Advisor"), the Board of Directors (the "Board") carefully considered a variety of materials, which the Directors had received prior to the Board meeting held on March 9, 2009 (which meeting specifically had been called to consider the renewal of the Advisory Agreement). At the Board meeting, BFC provided detailed responses to a series of questions contained in a letter from the Fund's independent legal counsel, submitted on behalf of the Directors who are not "interested persons" (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")) (the "Independent Directors"), requesting information for the Board's consideration of the continuation of the Advisory Agreement (the "Information Request Letter").

The Information Request Letter had asked BFC to provide responses to a series of questions relating to the following categories of information: a description of the Advisor's business, the Advisor's personnel and operations, the services that the Advisor provides to the Fund, the compensation payable to the Advisor for the services provided to the Fund, comparative performance information (relating to the Fund and the Advisor), expenses of the Fund, the Fund's and the Advisor's compliance policies and procedures, and certain other relevant information. The Board thoroughly reviewed all of the responses provided by BFC to the questions in each of these categories, including performance statistics, index comparisons and expense comparisons. The
Board compared the Fund's performance to the performance of the S&P 500(r) Index, the Fund's benchmark, as well as the S&P 500(r)/Citigroup Value Index; Russell 1000(r) Index, Russell 1000(r) Value Index, Wilshire 5000 Index, and DJ Wilshire Large Cap Value Index. The Board also compared the Fund with the average Morningstar star rating, Morningstar risk and Morningstar returns of other funds with a growth and income objective listed in the Morningstar Large Value Category (the Morningstar Peer Group).

The Board compared the Fund's management related, non-management related, and total expense ratios to those of other funds with total net assets between $50 million and $100 million contained in Lipper's Growth and Income Category (the "Lipper Peer Group"). The Board also took into account information furnished by BFC throughout the year at quarterly Board meetings, as well as the information specifically furnished to respond to the Information Request Letter. Information provided throughout the course of the year included reports on the Fund's investment performance, expenses, portfolio composition and turnover, and sales and redemptions, along with related Fund financial statements, and information about the scope and quality of services provided by BFC (as the Fund's investment advisor, principal underwriter and administrator). The
Board also had received periodic reports relating to compliance with the Fund's investment policies and restrictions and compliance policies, and information on various regulatory issues and requirements relating to the investment company industry.

When considering the continuation of BFC as the Fund's investment advisor and the approval of the Advisory Agreement, the Board discussed the following specific factors:

[BULLET] the nature, extent and quality of the services provided by BFC; [BULLET] the investment performance of the Fund and of BFC;
[BULLET] the Advisor's cost of providing the services to the Fund, the profitability of managing the Fund to BFC, and any ancillary benefits that BFC may enjoy as a result of the Advisor's relationship with the Fund; and
[BULLET] whether the Fund would realize any economies of scale as the Fund grows larger, and the breakpoints included in the Advisory Agreement that allow shareholders to participate in the resulting benefits.

In considering the materials and matters described above, the Independent Directors referred to the memorandum from their independent legal counsel, Stradley Ronon Stevens & Young, LLP. The memorandum discussed the provisions of the 1940 Act applicable to the continuation of the

                            PHILADELPHIA FUND, INC.
                                  (Unaudited)

REVIEW AND APPROVAL OF THE FUND'S INVESTMENT ADVISORY AGREEMENT (Continued)

Advisory Agreement, and outlined the Board's responsibilities when considering the renewal of the Agreement. The Board noted that: (i) Section 15(c) of the 1940 Act requires the Board to request and evaluate, and BFC to furnish, such information as may reasonably be necessary to evaluate the terms of the Advisory Agreement, and (ii) BFC's responses to the Information Request Letter were intended to assist the Board in meeting these requirements.

In its deliberations, the Board took into account a combination of factors, including the following:

   Nature, Extent and Quality of Services
   --------------------------------------
   In considering the nature, extent and quality of advisory services provided by the Advisor, consideration was given by the Board to the qualifications of Donald Baxter, the Fund's portfolio manager. In addition, the Board noted that there had been no changes to BFC's personnel, and that each employee of the Advisor was highly experienced and qualified for the services that he/she provided to the Fund. Also, the Board considered how BFC had performed its research and management processes, and the Advisor's record of compliance with the Fund's investment policies and restrictions, as well as compliance with the Fund's compliance policies and procedures and the code of ethics that governs personal securities trading by Fund management. The Board noted that BFC had followed the guidelines set forth in the Fund's prospectus and statement of additional information when selecting portfolio securities for the Fund, and had not departed from the Fund's investment guidelines in the face of the pronounced market dislocations and the challenging economic conditions. The Board concluded that BFC did not resort to unauthorized investment techniques or processes, outside of those disclosed in the Fund's registration statement. The Board evaluated the Advisor's portfolio management process. The Board also evaluated how BFC performed its oversight responsibilities with respect to the Fund's custodian, transfer agent, fund accounting and shareholder services agents. The Board concluded that the Advisor had provided capable supervision, regulatory compliance services, portfolio oversight services, and reporting functions to the Fund. The Board concluded that the scope and quality of advisory services provided by BFC were consistent with the Fund's operational requirements, and shareholders of the Fund had received reasonable value in return for the fees paid to BFC.

   Investment Performance of the Fund and the Advisor
   --------------------------------------------------
   In evaluating performance, attention was given to both short-term and long-term performance of the Fund in comparison with the Fund's benchmark and other relevant indexes, as well as the performance of the Morningstar Peer Group, and to the Fund's compliance with its specific investment objective and investment restrictions. The Board also discussed how the Fund's portfolio composition impacted the Fund's performance, given the challenging market and economic conditions existing over the prior year. The Board indicated its satisfaction with the Fund's returns, relative to the relevant indexes and the Fund's Morningstar Peer Group. The Board concluded that the Fund's investment performance was commendable, relative to both the relevant market indexes and the Fund's Morningstar Peer Group. The Board also concluded that it was satisfied with the Advisor's performance. The Board noted that the Fund's Morningstar rating had increased to five stars, which reflected favorably on BFC's performance. The Board indicated that BFC's selection of stocks for the Fund's portfolio was consistent with the prospectus requirements and the portfolio securities selected in the past. The Board determined that BFC's management and services had added significant value, when comparing the Fund's performance to the Fund's unmanaged benchmark, since the Fund had outperformed the benchmark for each of the 1-, 3-, 5-, and 10-year periods ending December 31, 2008.

   Costs of Providing Services
   ---------------------------
   In considering the costs of BFC's providing advisory services and the reasonableness of the Fund's expenses, the Board considered the advisory fee schedule and the fact that breakpoints were included in the schedule. The Board evaluated both the Advisor's fee

                            PHILADELPHIA FUND, INC.
                                  (Unaudited)

REVIEW AND APPROVAL OF THE FUND'S INVESTMENT ADVISORY AGREEMENT (Continued)

   schedule and its breakpoints against the fee schedules of other investment companies in the Fund's Lipper Peer Group. Emphasis was placed on the Fund's total expense ratio, management-related expenses and non-management-related expenses, compared with the averages reported for the Lipper Peer Group. The Board took note of the fact that the Fund's total expense ratio approximately coincided with the median of the fund peer group and was slightly less that the peer group average.

   The Independent Directors also considered the benefits to BFC of providing various other services to the Fund, such as administration and distribution services, pursuant to separate agreements between the Fund and BFC. The Board concluded that BFC's fees were reasonable, in light of the nature, extent, and quality of services provided to the Fund, and the costs of the services provided by BFC, as well as the fees charged by other non-affiliated advisers offering comparable services to similar mutual funds.

   The Advisor's Profitability
   ---------------------------
   The Independent Directors considered BFC's level of profitability in providing investment management services to the Fund, Eagle Growth Shares, Inc., and certain private clients. The materials prepared to respond to the Information Request Letter reflected that BFC did not manage other registered investment companies (other than Eagle Growth Shares, Inc.), pooled investment vehicles or separate accounts. In evaluating the Advisor's profitability in managing Fund, the Independent Directors reviewed BFC's 2008 and 2007 financial statements. The Board also considered the extent to which BFC may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of the Fund's soft dollars to pay for research and other similar services. The Board determined that there was no need to implement alternative fee schedules at this time. The Board noted that the increased costs of providing advisory services will, in the long term, serve to reduce the Advisor's profitability. The Board concluded that BFC's profitability in managing the Fund based on the services provided, and when measured against BFC's profitability in prior years of managing the Fund, as well as the Advisor's profitability in managing another investment company, was reasonable.

   Economies of Scale
   ------------------
   The Board analyzed the Advisor's fee schedule and the breakpoints in the fee schedule against the fee schedules of other investment companies in the Fund's Lipper Peer Group. The Board concluded that economies of scale would be realized as the Fund's assets increased, and noted the fact that BFC's advisory fee schedule was designed to allow the Fund's shareholders to participate in the benefits of these economies of scale (i.e., the Advisor's fees would be reduced), once certain asset levels were met. The Board noted that it will continue to review the availability of such economies of scale. However, due to current economic and market conditions, and the fact that the Fund had experienced net redemptions, for a number of years, it was unlikely that the Fund's assets will increase sufficiently to take advantage of the economies of scale provided in the Advisory Agreement, and, as such, the Board concluded that the proposed reorganization of the Fund into another investment company will provide the Fund's shareholders with a better chance to realize economies of scale.

Based on the foregoing considerations and the overall quality and experience of BFC's personnel and operations, and the investment advisory capabilities of the Advisor, the Board determined that the continuation of the Advisory Agreement was in the best interests of the Fund's shareholders. The Independent Directors met separately, without management being present, to consider the renewal of the Advisory Agreement. After full consideration of the factors discussed above, with no single factor identified as being of paramount or controlling importance, the Board, including a majority of the Independent Directors, approved the renewal of the Advisory Agreement.

                            PHILADELPHIA FUND, INC.
                                  (Unaudited)



OFFICERS
DONALD H. BAXTER, Chairman and President
RONALD F. ROHE, Vice President/Secretary/Treasurer
KEITH A. EDELMAN, Vice President/Chief Compliance Officer
DIANE M. SARRO, Vice President/Director of Shareholder Services


DIRECTORS
DONALD H. BAXTER
THOMAS J. FLAHERTY
KENNETH W. MCARTHUR
ROBERT L. MEYER
DONALD P. PARSON


PHILADELPHIA FUND, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND UNDERWRITER
BAXTER FINANCIAL CORP., member FINRA
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
U.S. BANK, N.A., 425 Walnut Street, Cincinnati, OH 45202


TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND FUND ACCOUNTING AGENT UNIFIED FUND SERVICES, INC.
P.O. Box 6110, Indianapolis, IN 46206-6110


LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP Philadelphia, PA


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BRIGGS, BUNTING & DOUGHERTY, LLP Philadelphia, PA

        Philadelphia Fund, Inc.                        PHILADELPHIA
        1200 North Federal Highway                      FUND, INC.
[LOGO]  Suite 424
        Boca Raton, FL 33432                            SEMI-ANNUAL
        (561) 395-2155                                    REPORT
                                                        May 31, 2009


The Fund files its complete schedule
of portfolio holdings with the
Securities and Exchange Commission
(SEC) for the first and third
quarters of each fiscal year on Form
N-Q. The Fund's Forms N-Q are available
on the SEC's website at
http://www.sec.gov, by calling the
Fund at 1-800-749-9933, and may be
reviewed and copied at the SEC's
Public Reference Room. Information on
the operation of the SEC's Public
Reference Room may be obtained by
calling 1-800-SEC-0300.


The Fund's proxy voting policies and
procedures and how the Fund voted
proxies relating to portfolio
securities during the most
recent 12-month period ended
June 30, 2009 are available without
charge (i) upon request, by calling
1-800-749-9933; (ii) by writing to the
Fund at the above address; and (iii) on
the SEC's website at www.sec.gov.


                                                     Established 1923
You will find important information
about PHILADELPHIA FUND - its
investment policies and management, past record and the method of calculating the per-share net asset value - in the current prospectus. This report is submitted for the general information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ITEM 2.  CODE OF ETHICS.


         Not applicable for filing of Semi-Annual Reports to Shareholders.

         The registrant's Code Of Business Ethics for Principal Executive and Financial Officers is available, without charge, upon request, by writing to the above address, or by calling 1-800-749-9933.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.


         Not applicable for filing of Semi-Annual Reports to Shareholders.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES


         Not applicable for filing of Semi-Annual Reports to Shareholders.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 6.  SCHEDULE OF INVESTMENTS.

         Not applicable; full Schedule of Investments filed under Item 1 of this report.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable to registrant, which is an open-end management investment company.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         There were no changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors during the reporting period.


ITEM 11. CONTROLS AND PROCEDURES.

        (a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (the "Procedures") within 90 days of the filing of this report, and have concluded that the Procedures are effective in providing reasonable assurances that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

        (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

        (a)(1) Not applicable for filing of Semi-Annual Reports to Shareholders.

           (2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                  SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Philadelphia Fund, Inc.
 --------------------------------------------------------------------

By (Signature and Title)* /s/ Donald H. Baxter
 -------------------------------------------------------
  Donald H. Baxter, Chief Executive Officer

Date  July 20, 2009
 ---------------------

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Donald H. Baxter
 -------------------------------------------------------
  Donald H. Baxter, Chief Executive Officer

Date  July 20, 2009
---------------------

By (Signature and Title)* /s/ Ronald F. Rohe
 -------------------------------------------------------
  Ronald F. Rohe, Chief Financial Officer

Date  July 20, 2009
 ---------------------

* Print the name and title of each signing officer under his or her signature.